Exhibit 99.1

Independence Realty Trust Announces Third Quarter 2015 Financial Results and Provides Quarterly Supplemental Information

PHILADELPHIA, PA — October 30, 2015 — Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT) today announced its third quarter 2015 financial results. All per share results are reported on a diluted basis.

Results for the Quarter

•	Core Funds from Operations (“CFFO”) per share increased 18% to $0.20 for the quarter ended September 30, 2015 from $0.17 for the quarter ended September 30, 2014.

•	Earnings per share (“EPS”) was $0.68 for the quarter ended September 30, 2015 as compared to $0.00 for the quarter ended September 30, 2014.

•	Earnings before interest, taxes, depreciation and amortization and before acquisition expenses (“Adjusted EBITDA”), increased 89% to $11.7 million for the quarter ended September 30, 2015 from $6.2 million for the quarter ended September 30, 2014.

•	On September 17, 2015, IRT completed the acquisition of Trade Street Residential, Inc. (“TSRE”) adding nineteen properties or 4,989 units to its portfolio

Results for the Nine Months

•	CFFO per share increased 7.5% to $0.57 for the nine-months ended September 30, 2015 from $0.53 for the nine-months ended September 30, 2014.

•	EPS was $0.71 for the nine-months ended September 30, 2015 as compared to $0.14 for the nine-months ended September 30, 2014.

•	Adjusted EBITDA increased 111% to $32.1 million for the nine months ended September 30, 2015 from $15.2 million for the nine months ended September 30, 2014.

Scott Schaeffer, IRT’s Chairman and CEO said, “During the quarter we completed the acquisition of Trade Street Residential which added 19 properties and grew the portfolio to over $1.4 billion. We remain focused on maximizing the operating performance of the portfolio and reducing leverage.”

Same-Store Property Operating Results

	Third Quarter 2015 Compared to Third Quarter 2014(1)	Nine-Months Ended 9/30/15 Compared to Nine-Months Ended 9/30/14(2)
Rental income	4.7% increase	4.2% increase
Total revenues	5.2% increase	4.6% increase
Property level operating expenses	8.8% increase	3.9% increase
Net operating income (“NOI”)	2.0% increase	5.4% increase
Portfolio average occupancy	93.8%, or a 1.4% increase	94.3%, or a 0.3% decrease
Portfolio average rental rate	3.6% increase to $811	4.9% increase to $807

(1)	For 19 properties containing 5,342 apartment units owned since July 1, 2014.
(2)	For 10 properties containing 2,790 apartment units owned since January 1, 2014.

Capital Expenditures

For the three months ended September 30, 2015, our recurring capital expenditures for the total portfolio was $1.5 million, or $140 per unit. For the nine months ended September 30, 2015, our recurring capital expenditures for the total portfolio was $3.4 million, or $354 per unit.

Selected Financial Information

See Schedule I to this Release for selected financial information for IRT.

Trade Street Acquisition

On September 17, 2015, IRT completed the acquisition of TSRE adding nineteen high-quality properties or 4,989 units to its portfolio. As a result of the acquisition, each outstanding share of TSRE common stock was automatically converted into (a) $3.80 in cash and (b) 0.4108 shares of IRT common stock. In connection with the acquisition, IRT paid approximately $139.8 million in cash and issued approximately 15.1 million shares of common stock to former TSRE stockholders. On a fully diluted basis following the closing of the merger, legacy IRT stockholders owned approximately 68% of the combined company, and former TSRE stockholders owned approximately 32% of the combined company. In addition, in connection with the merger, the holder of all TSRE operating partnership common units not held by TSRE contributed those units to IRT’s operating partnership in exchange for approximately 1.9 million IRT operating partnership common units exchangeable for a like number of shares of IRT common stock.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CFFO, Adjusted EBITDA and NOI. A reconciliation of IRT’s reported net income (loss) allocable to common shares to its FFO and CFFO is included as Schedule II to this release. A reconciliation of IRT’s same store NOI to its reported net income (loss) allocable to common shares is included as Schedule III to this release. A reconciliation of IRT’s Adjusted EBITDA, to net income (loss) is included as Schedule IV to this release. See Schedule V to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Distributions

On October 19, 2015, IRT’s Board of Directors declared monthly cash dividends for the fourth quarter of 2015 on IRT’s shares of common stock in the amount of $0.06 per share per month. The monthly dividends total $0.18 per share for the fourth quarter. The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date
October 2015	$0.06	10/30/2015	11/16/2015
November 2015	$0.06	11/30/2015	12/15/2015
December 2015	$0.06	12/31/2015	01/15/2016

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on Friday, October 30, 2015 from the investor relations section of the IRT website at www.irtreit.com or by dialing 1.877.787.3988, access code 58477002. For those who are not available to listen to the live call, the replay will be available shortly following the live call on IRT’s website and telephonically until Friday, November 6, 2015, by dialing 855.859.2056, access code 58477002.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors. The supplemental information is available via the Company’s website, www.irtreit.com, through the “Investor Relations” section.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE MKT: IRT) is a real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. IRT is externally advised by a wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS).

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “trend”, “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “outlook,” “project,” “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. These risks, uncertainties and contingencies include, but are not limited to, those disclosed in IRT’s filings with the Securities and Exchange Commission. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Andres Viroslav

215.243.9000

aviroslav@irtreit.com

Schedule I

Independence Realty Trust, Inc.

Selected Financial Information

(Dollars in thousands, except share and per share amounts)

(unaudited)

	As of or For the Three-Month Periods Ended
	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014
Operating Statistics:

Total revenue	$25,492		$22,718		$21,657		$16,349		$13,049
Total property operating expenses	$11,945		$10,517		$10,095		$7,689		$6,144
Net operating income (“NOI”)	$13,547		$12,201		$11,562		$8,660		$6,905
NOI margin	53.1%		53.7%		53.4%		53.0%		52.9%
Adjusted EBITDA	$11,742		$10,518		$9,851		$7,673		$6,212
Net income available to common shares	$24,015		$337		$(233)		$189		$(56)
Earnings (loss) per share-diluted	$0.68		$0.01		$(0.01)		$0.01		—
Funds from Operations (“FFO”) per share-diluted	$0.86		$0.18		$0.18		$0.14		$0.14
Core funds from operations (“CFFO”) per share-diluted	$0.20		$0.19		$0.19		$0.17		$0.17
Dividends declared per common share	$0.18		$0.18		$0.18		$0.18		$0.18
CFFO payout ratio	90.0%		94.7%		94.7%		105.9%		105.9%

Portfolio Data:

Total gross assets (total assets plus accumulated depreciation)	$1,448,559		$754,347		$721,293		$717,526		$489,871
Total number of properties	50		31		30		30		22
Total units	14,044		9,055		8,819		8,819		6,470
Average occupancy	94.0%		93.6%		93.5%		91.9%		93.1%
Average monthly effective rental rate, per unit	$950		$840		$827		$792		$791
Same store portfolio average occupancy (a)	93.8%		93.5%		93.3%		92.3%		92.4%
Same Store portfolio average rental rate (a)	$811		$807		$793		$788		$783

Capitalization:

Total debt	$993,908		$457,202		$422,613		$418,901		$253,833
Common share price, period end	$7.21		$7.53		$9.49		$9.31		$9.68
Market equity capitalization	$362,127		$249,915		$314,852		$307,998		$253,238
Total market capitalization	$1,356,035		$707,117		$737,465		$726,899		$507,071
Total debt/total gross assets	68.6%		60.6%		58.6%		58.4%		51.8%
Net debt(b)/total market capitalization	72.0%		61.6%		54.7%		55.6%		43.2%
Net debt to Adjusted EBITDA	12.4	x(c)	10.4	x	10.2	x	13.2	x	8.8	x
Interest coverage	2.1	x(c)	2.5	x	2.4	x	2.6	x	2.7	x

Common shares and OP units:

Shares outstanding	47,070,678		31,933,218		31,894,751		31,800,076		25,801,540
OP units outstanding	3,154,936		1,255,983		1,282,450		1,282,450		359,423

Common shares - diluted	50,225,614		33,189,201		33,177,201		33,082,526		26,160,963
Weighted average common shares - diluted	35,472,807		33,066,770		31,768,468		28,578,949		24,011,540

(a)	Same store portfolio includes 19 properties which represents 5,342 units.
(b)	Net debt equals total debt less cash and cash equivalents.
(c)	Annualized assuming the TSRE merger occurred at the beginning of the period.

Schedule II

Independence Realty Trust, Inc.

Reconciliation of Net income (loss) Allocable to Common Stock and

Funds From Operations and

Core Funds From Operations

(Dollars in thousands, except share and per share amounts)

(unaudited)

	For the Three-Month Period Ended September 30,		For the Nine-Month Period Ended September 30,
	2015(1)	2014(2)	2015(1)	2014(2)
	Amount	Amount	Amount	Amount
Funds From Operations:
Net income (loss)	$25,636	$(58)	$25,748	$2,749
Adjustments:
Income allocated to preferred units	—	2	—	2
Real estate depreciation and amortization	4,704	3,309	16,462	8,664

Funds From Operations	$30,340	$3,253	$42,210	$11,415

FFO per share – diluted	$0.86	$0.14	$1.25	$0.60

Core Funds From Operations:
Funds From Operations	$30,340	$3,253	$42,210	$11,415
Adjustments:
Equity based compensation	217	31	297	174
Amortization of deferred financing costs	121	68	358	171
Acquisition expenses	12,830	687	13,031	1,201
TSRE financing extinguishment and employee separation expenses	27,508	—	27,508	—
(Gains) losses on TSRE merger and property acquisitions	(64,012)	—	(64,012)	(2,882)

Core Funds From Operations	$7,004	$4,039	$19,392	$10,079

CFFO per share - diluted	$0.20	$0.17	$0.57	$0.53

(1)	Based on 35,472,807 and 33,874,170 weighted-average shares outstanding-diluted for the three and nine-month periods ended September 30, 2015.
(2)	Based on 24,011,540 and 19,040,301 weighted-average shares outstanding-diluted for the three and nine-month periods ended September 30, 2014.

Schedule III

Independence Realty Trust, Inc.

Reconciliation of Same-Store Net Operating Income to Net Income (loss) Available to Common Shares

(Dollars in thousands)

(unaudited)

	For the Three-Month Period Ended September 30,		For the Nine-Month Period Ended September 30,
	2015(1)	2014(1)	2015(2)	2014(2)
	Amount	Amount	Amount	Amount
Same-store net operating income	$6,539	$6,411	$10,260	$9,735
Non same-store net operating income	7,008	494	27,050	7,381
Asset management fees	(1,259)	(445)	(3,731)	(1,092)
General administrative expenses	(546)	(248)	(1,468)	(794)
Acquisition expenses	(12,830)	(687)	(13,031)	(1,201)
Depreciation and amortization	(4,704)	(3,309)	(16,462)	(8,664)
Interest expense	(5,094)	(2,281)	(13,393)	(5,510)
Interest income	18	7	19	12
TSRE financing extinguishment and employee separation expenses	(27,508)	—	(27,508)	—
Gains (losses) on TSRE merger and property acquisitions	64,012	—	64,012	2,882
(Income) loss allocated to noncontrolling interests	(1,621)	2	(1,629)	2

Net income (loss) available to common shares	$24,015	$(56)	$24,119	$2,751

(1)	Same store portfolio includes 19 properties which represents 5,342 units.
(2)	Same store portfolio includes 10 properties which represents 2,790 units.

Schedule IV

Independence Realty Trust, Inc.

Reconciliation of Adjusted EBITDA, Before Acquisition Expenses to Net Income (loss)

(Dollars in thousands)

(unaudited)

	For the Three-Month Period Ended September 30,		For the Nine-Month Period Ended September 30,
	2015	2014	2015	2014
	Amount	Amount	Amount	Amount
Net Income (loss)	$25,636	$(58)	$25,748	$2,749
Add-Back (Deduct):
Depreciation and amortization	4,704	$3,309	16,462	8,664
Interest expense	5,094	2,281	13,393	5,510
Interest income	(18)	(7)	(19)	(12)
Acquisition expense	12,830	687	13,031	1,201
TSRE financing extinguishment and employee separation expenses	27,508	—	27,508	—
(Gains) losses on TSRE merger and property acquisitions	(64,012)	—	(64,012)	(2,882)

Adjusted EBITDA	$11,742	$6,212	$32,111	$15,230

	As of or For the Three-Month Periods Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net Income (loss)	$25,636	$353	$(241)	$195	$(58)
Add-Back (Deduct):
Depreciation and amortization	4,704	5,720	6,038	3,856	$3,309
Interest expense	5,094	4,277	4,022	2,986	2,281
Interest income	(18)	—	(1)	(5)	(7)
Acquisition expense	12,830	168	33	641	687
TSRE financing extinguishment and employee separation expenses	27,508	—	—	—	—
(Gains) losses on TSRE merger and property acquisitions	(64,012)	—	—	—	—

Adjusted EBITDA	$11,742	$10,518	$9,851	$7,673	$6,212

Schedule V

Independence Realty Trust, Inc.

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. We believe average effective rent is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before gains or losses on asset sales, gains or losses on debt extinguishments, depreciation and amortization expenses, interest expense, income taxes, and amortization of deferred financing costs. Adjusted EBITDA is EBITDA before acquisition expenses and gains. EBITDA and Adjusted EBITDA are each non-GAAP measures. We consider EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes, interest and acquisition expenses and gains relating to IRT’s acquisition of TSRE, which permits investors to view income from operations without non-cash items such as depreciation, amortization, the cost of debt or items specific to the TSRE acquisition. The table is a reconciliation of net income applicable to common stockholders to Adjusted EBITDA. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common stock (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition expenses, expensed costs related to the issuance of shares of our common stock, gains or losses on real estate transactions and equity-based compensation expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining CFFO. In connection with the TSRE transaction, IRT modified the calculation of CFFO to adjust for amortization of deferred financing costs and TSRE financing extinguishment and employee separation expenses because these are non-cash items or reflective of investing activities rather than operating performance similar to the other CFFO adjustments. The effect of these modifications on prior periods is reflected in the reconciliation of IRT’s reported net income (loss) allocable to common shares to its FFO and CFFO included herein.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, equity based compensation, amortization of deferred financing costs, and acquisition expenses, TSRE financing extinguishment and employee separation expenses, gain on TSRE merger and property acquisitions and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT also believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. IRT also uses CFFO for purposes of determining the quarterly incentive fee, if any, payable to our advisor. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, acquisition expenses and general administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT defines same store properties or portfolio as conventional multifamily residential apartments which were owned and operational for the entire periods presented, including each comparative period.